                        DISTRIBUTION CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

Pacifica Funds Distributor, Inc.
237 Park Avenue
New York, New York  10017

Re:      Pacifica 100% U.S. Treasury Money Market Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Distributor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The 100% U.S. Treasury Money Market Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Distributor have entered into a Master Distribution Contract ("Master Agreement") pursuant to which the Distributor has agreed to be the distributor of shares of the Trust.

         3. As provided in paragraph 1 of the Master Agreement, the Trust hereby adopts the Master Agreement with respect to the Fund, and the Distributor hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

         5. This Supplement and the Master Agreement (together, the "Contract") shall become effective with respect to the Fund on February 1, 1996 and shall continue in effect until such time as there shall remain no unsold balance of shares registered under the 1933 Act provided that this contract shall continue in effect for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940

("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this contract or "interested persons" (as defined in the 1940 Act) of any such party. This contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This contract may, in any event, be terminated at any time, without the payment of any penalty, by the Trust upon 60 days written notice to the Distributor and by the Distributor upon 60 days written notice to the Trust.

         If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                Very truly yours,

                                                PACIFICA FUNDS TRUST

                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________

Accepted:

Pacifica Funds Distributor, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                        DISTRIBUTION CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

Pacifica Funds Distributor, Inc.
237 Park Avenue
New York, New York  10017

Re:      Pacifica National Tax-Exempt Money Market Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Distributor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The National Tax-Exempt Money Market Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Distributor have entered into a Master Distribution Contract ("Master Agreement") pursuant to which the Distributor has agreed to be the distributor of shares of the Trust.

         3. As provided in paragraph 1 of the Master Agreement, the Trust hereby adopts the Master Agreement with respect to the Fund, and the Distributor hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

         5. This Supplement and the Master Agreement (together, the "Contract") shall become effective with respect to the Fund on February 1, 1996 and shall continue in effect until such time as there shall remain no unsold balance of shares registered under the 1933 Act provided that this contract shall continue in effect for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940

("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this contract or "interested persons" (as defined in the 1940 Act) of any such party. This contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This contract may, in any event, by terminated at any time, without the payment of any penalty, by the Trust upon 60 days written notice to the Distributor and by the Distributor upon 60 days written notice to the Trust.

         If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                Very truly yours,

                                                PACIFICA FUNDS TRUST

                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________

Accepted:

Pacifica Funds Distributor, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                        DISTRIBUTION CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

Pacifica Funds Distributor, Inc.
237 Park Avenue
New York, New York  10017

Re:      Pacifica California Tax-Exempt Money Market Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Distributor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The California Tax-Exempt Money Market Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Distributor have entered into a Master Distribution Contract ("Master Agreement") pursuant to which the Distributor has agreed to be the distributor of shares of the Trust.

         3. As provided in paragraph 1 of the Master Agreement, the Trust hereby adopts the Master Agreement with respect to the Fund, and the Distributor hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

         5. This Supplement and the Master Agreement (together, the "Contract") shall become effective with respect to the Fund on February 1, 1996 and shall continue in effect until such time as there shall remain no unsold balance of shares registered under the 1933 Act provided that this contract shall continue in effect for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940

("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this contract or "interested persons" (as defined in the 1940 Act) of any such party. This contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This contract may, in any event, be terminated at any time, without the payment of any penalty, by the Trust upon 60 days written notice to the Distributor and by the Distributor upon 60 days written notice to the Trust.

         If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                Very truly yours,

                                                PACIFICA FUNDS TRUST

                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________

Accepted:

Pacifica Funds Distributor, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                        DISTRIBUTION CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

Pacifica Funds Distributor, Inc.
237 Park Avenue
New York, New York  10017

Re:      Pacifica Equity Index Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Distributor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The Equity Index Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Distributor have entered into a Master Distribution Contract ("Master Agreement") pursuant to which the Distributor has agreed to be the distributor of shares of the Trust.

         3. As provided in paragraph 1 of the Master Agreement, the Trust hereby adopts the Master Agreement with respect to the Fund, and the Distributor hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

         5. This Supplement and the Master Agreement (together, the "Contract") shall become effective with respect to the Fund on February 1, 1996 and shall continue in effect until such time as there shall remain no unsold balance of shares registered under the 1933 Act provided that this contract shall continue in effect for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940

("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this contract or "interested persons" (as defined in the 1940 Act) of any such party. This contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This contract may, in any event, be terminated at any time, without the payment of any penalty, by the Trust upon 60 days written notice to the Distributor and by the Distributor upon 60 days written notice to the Trust.

         If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                Very truly yours,

                                                PACIFICA FUNDS TRUST

                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________

Accepted:

Pacifica Funds Distributor, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                        DISTRIBUTION CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

Pacifica Funds Distributor, Inc.
237 Park Avenue
New York, New York  10017

Re:      Pacifica International Equity Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Distributor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The International Equity Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Distributor have entered into a Master Distribution Contract ("Master Agreement") pursuant to which the Distributor has agreed to be the distributor of shares of the Trust.

         3. As provided in paragraph 1 of the Master Agreement, the Trust hereby adopts the Master Agreement with respect to the Fund, and the Distributor hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

         5. This Supplement and the Master Agreement (together, the "Contract") shall become effective with respect to the Fund on February 1, 1996 and shall continue in effect until such time as there shall remain no unsold balance of shares registered under the 1933 Act provided that this contract shall continue in effect for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940

("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this contract or "interested persons" (as defined in the 1940 Act) of any such party. This contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This contract may, in any event, be terminated at any time, without the payment of any penalty, by the Trust upon 60 days written notice to the Distributor and by the Distributor upon 60 days written notice to the Trust.

         If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                Very truly yours,

                                                PACIFICA FUNDS TRUST

                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________

Accepted:

Pacifica Funds Distributor, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                                      - 2 -